ASSUMPTION AGREEMENT

            KNOW ALL PEOPLE BY THESE PRESENTS that from and after the date of this Assumption Agreement, Aquis Communications, Inc. ("Buyer"), intending to be legally bound and in consideration of the transfers to Buyer by Bell Atlantic - Delaware, Inc. ("BA-DE"), Bell Atlantic - Maryland, Inc. ("BA-MD"), Bell Atlantic - New Jersey, Inc. ("BA-NJ"), Bell Atlantic - Pennsylvania, Inc. ("BA-PA"), Bell Atlantic - Virginia, Inc. ("BA-VA"), Bell Atlantic - Washington, D.C., Inc. ("BA- DC"), Bell Atlantic - West Virginia, Inc. ("BA-WV", and together with BA-DE, BA-MD, BA-NJ, BA-PA, BA-VA and BA-DC, the "OTCs") and Bell Atlantic Paging, Inc. ("BAPCO", and together with the OTCs, the "Sellers") of the Purchased Assets in accordance with an Asset Purchase Agreement dated July 2, 1998 (the "Purchase Agreement") by and among Buyer and Sellers, hereby assumes the due payment, performance and discharge of the Assumed Liabilities, and agrees to indemnify and hold Sellers harmless to the extent provided in the Purchase Agreement, from and against any and all claims, damages, losses, actions, liabilities, obligations, costs and expenses of any nature whatsoever (including reasonable attorney's fees) arising out of the Assumed Liabilities. Capitalized terms used herein but not defined shall have the meanings assigned to them in the Purchase Agreement.

            It is understood and agreed that Buyer is not, by this or any other instrument, assuming any obligation or liability of Sellers other than the Assumed Liabilities and that Sellers continue to be liable for any and all obligations and liabilities of Sellers that are not Assumed Liabilities.

            In the event of any conflict or inconsistency between this agreement and the Purchase Agreement, the terms of the Purchase Agreement shall supersede this Assumption Agreement and shall be controlling.

            IN WITNESS WHEREOF, Buyer and Sellers have duly executed and delivered this instrument the 31st day of December, 1998.


                                          Aquis Communications, Inc.


                                          By: /s/ John X. Adiletta
                                             -----------------------------------
                                             John X. Adiletta, President


Bell Atlantic - Delaware, Inc.            Bell Atlantic - Pennsylvania, Inc.


By: /s/ Edwin F. Hall                     By: /s/ Edwin F. Hall
   -------------------------------           -----------------------------------
   Edwin F. Hall, Controller                 Edwin F. Hall, Controller and
                                                Chief Financial Officer


Bell Atlantic - Maryland, Inc.            Bell Atlantic - Virginia, Inc.


By: /s/ Edwin F. Hall                     By: /s/ Edwin F. Hall
   -------------------------------           -----------------------------------
   Edwin F. Hall, Controller                 Edwin F. Hall, Controller


Bell Atlantic - New Jersey, Inc.          Bell Atlantic - Washington, D.C., Inc.


By: /s/ Edwin F. Hall                     By: /s/ Edwin F. Hall
   -------------------------------           -----------------------------------
   Edwin F. Hall,                            Edwin F. Hall, Controller
   Chief Financial Officer


                                          Bell Atlantic - West Virginia, Inc.


                                          By: /s/ Edwin F. Hall
                                             -----------------------------------
                                             Edwin F. Hall, Principal
                                             Financial Officer and Controller


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

                                          Bell Atlantic Paging, Inc.


                                          By: /s/ Robert M. Balascio
                                             -----------------------------------
                                             Robert M. Balascio, President


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